                                                                     Rule 497(e)
                                              File Nos. 333-108071 and 811-21412

                     WILMINGTON LOW VOLATILITY FUND OF FUNDS

    Supplement dated March 1, 2004 to the Prospectus dated December 19, 2003

    ------------------------------------------------------------------------

                  The information in this Supplement updates the corresponding information in the prospectus dated December 19, 2003 of the Wilmington Low Volatility Fund of Funds (the "Prospectus").

                  1. The aggregate management fee payable to the Adviser and Sub-Adviser as disclosed throughout the Prospectus is changed from 1.00% to 1.25%.

                  2. The first paragraph under the heading "Prospectus Summary -- Management Fee and Incentive Allocation" on page 5 of the Prospectus is amended by adding the following sentence:

                           The Adviser and Sub-Adviser have agreed to waive a
                  portion of the Management Fee due each of them. See "Summary of Fund Expenses - Annual Expenses" and "Management of the Fund."

                  3. The table and related footnotes under the heading "Summary of Fund Expenses - Annual Expenses" on page 12 of the Prospectus is deleted and replaced in its entirety as set forth below:

                                 ANNUAL EXPENSES

                                                                                  Percentage of Net Assets
                                                                                  Attributable to Interests
                                                                                  -------------------------
Management Fee............................................................                1.25%(1)
Other Expenses............................................................                1.39%(2)
Investor Servicing Fee....................................................                0.25%(3)
Total Annual Operating Expenses (excluding Incentive Allocation)..........                2.89%
Waivers/Reimbursements....................................................                0.89%
NET EXPENSES..............................................................                2.00%(4)

(1) The aggregate management fee of 1.25% is payable by the Fund to the Adviser and Sub-Adviser. The management fee charged by the Adviser of 0.75% and by the Sub-Adviser of 0.50% is subject to a fee waiver schedule based on total assets managed by the Sub-Adviser for the Adviser, its affiliates and the Fund ("S/A Managed Assets"), as follows:

S/A Managed Assets                  Adviser Annual Fee Waiver          Sub-Adviser Annual Fee Waiver
------------------                  -------------------------          -----------------------------
$0 to $250 million                            0.25%                                  no waiver
$250 million to $300 million                  0.15%                                  0.10%
$300 million to $500 million                  0.05%                                  0.20%
Over $500 million                             no waiver                              0.25%

In addition to the Management Fee, for each fiscal year in which an Investor has earned net profits on its Capital Account an aggregate of 10% of the excess of the net profits and any Loss Carryforward (as defined in the Summary) will be reallocated to the Adviser and the Sub-Adviser.

(2) "Other Expenses" are based on estimated amounts for the current fiscal year. For the Fund's first fiscal year only, the Fund's organizational expenses are included in "Other Expenses".

(3) The Investor Servicing Fee has been waived for calendar year 2004.

(4) The Adviser and Sub-Adviser have agreed to waive fees and/or reimburse expenses of the Fund until December 31, 2006 (the "Expense Limitation Agreement") but only to the extent necessary to assure that total ordinary operating expenses of the Fund do not exceed an annual rate of 2.00% of the average monthly net assets of the Fund (the "Expense Limitation"). The Expense Limitation Agreement is separate from the Adviser and Sub-Adviser Fee waivers discussed in footnote 1 above. The Sub-Adviser's obligation to waive fees and/or reimburse expenses of the Fund is only in an amount equal to the sub-advisory fee that is payable to it. Should additional waivers or

                                                                     Rule 497(e)
                                              File Nos. 333-108071 and 811-21412

reimbursements be required beyond the Sub-Adviser's obligation to meet the Expense Limitation, RSMC shall reimburse additional expenses of the Fund as needed. Except for the Fund's first fiscal year, ordinary operating expenses do not include organizational costs, interest, taxes, the Incentive Allocation and extraordinary expenses. For purposes of the Expense Limitation in the Fund's first fiscal year, organizational costs and offering costs will be included within the definition of operating expenses. The Adviser and Sub-Adviser are entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the end of the fiscal year in which such waiver or reimbursement occurred, if such recovery does not cause the Fund's expenses to exceed the Expense Limitation.

                  4. The third paragraph under the heading "Management of the Fund - The Adviser" on page 27 of the Prospectus is deleted and replaced in its entirety as set forth below:

                           The Fund pays the Adviser an Advisory Fee, computed
                  and paid monthly at an annual rate of 0.75% (1.25% if no Sub-Adviser has been appointed or is serving in that capacity) of the net assets of the Fund as of the last day of each month (before reduction for any repurchases of Interests or the Incentive Allocation). The Adviser has agreed to waive a portion of its fee based on the total amount of assets managed by the Sub-Adviser for the Adviser, its affiliates and the Fund ("S/A Managed Assets") as set forth on following schedule:

S/A Managed Assets                 Adviser Annual Fee Waiver
------------------                 -------------------------
$0 to $250 million                            0.25%
$250 million to $300 million                  0.15%
$300 million to $500 million                  0.05%
Over $500 million                             no waiver

                           In addition to the Advisory Fee, the Adviser will
                  receive a performance-based Incentive Allocation that is determined by reallocating to the Adviser a percentage of the net profits otherwise allocable to each Investor. (See "Capital Accounts - Allocation of Net Profits and Net Losses; Incentive Allocation.")

                  5. The fifth paragraph under the heading "Management of the Fund - The Adviser" on page 27 of the Prospectus is amended by adding the following sentence:

                           An amendment to the Advisory Agreement to increase
                  the Management Fee from 1.00% to 1.25% was approved at a meeting called for such purpose on February 27, 2004. Such amendment was also approved by all holders of Interests of the Fund pursuant to a written consent dated February 27, 2004.

                  6. The fourth paragraph under the heading "Management of the Fund - The Sub-Adviser" on page 28 of the Prospectus is deleted and replaced in its entirety as set forth below:

                           The Fund pays the Sub-Adviser a Sub-Advisory Fee,
                  computed and paid monthly at an annual rate of 0.50% of the net assets of the Fund under the Sub-Adviser's management as of the last day of each month (before reduction for any repurchases of Interests or the Incentive Allocation). The Sub-Adviser has agreed to waive a portion of its Sub-Advisory Fee based on the total amount of assets managed by the Sub-

                                                                     Rule 497(e)
                                              File Nos. 333-108071 and 811-21412

         Adviser for the Adviser, its affiliates and the Fund ("S/A Managed Assets") as set forth in the following schedule

S/A Managed Assets                 Sub-Adviser Annual Fee Waiver
------------------                 -----------------------------
$0 to $250 million                          no waiver
$250 million to $300 million                  0.10%
$300 million to $500 million                  0.20%
Over $500 million                             0.25%

                  In addition to the Sub-Advisory Fee, the Sub-Adviser will receive a performance-based Incentive Allocation that is determined by reallocating to the Sub-Adviser a percentage of the net profits otherwise allocable to each Investor. (See "Capital Accounts - Allocation of Net Profits and Net Losses; Incentive Allocation.")

                                                                     Rule 497(e)
                                              File Nos. 333-108071 and 811-21412

                     WILMINGTON LOW VOLATILITY FUND OF FUNDS
                            1100 NORTH MARKET STREET
                              WILMINGTON, DE 19890
                                 (302) 651-1587

                       STATEMENT OF ADDITIONAL INFORMATION

                 DECEMBER 19, 2003, AS AMENDED ON MARCH 1, 2004

         This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Wilmington Low Volatility Fund of Funds (the "Fund") dated December 19, 2003, as amended on March 1, 2004. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

         This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

         The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under Section 4.5 of the regulations under the Commodity Exchange Act ("CEA") because it is a registered investment company under the Investment Company Act of 1940, therefore, the Fund is not subject to registration or regulation as a pool operator under the CEA.

TABLE OF CONTENTS

                                                                                                       Page
                                                                                                       ----
GENERAL INFORMATION AND HISTORY....................................................................      1


INVESTMENT POLICIES AND PRACTICES..................................................................      1

   Fundamental Policies............................................................................      1
   Certain Investment Strategies And Other Operating Policies......................................      1
   Convertible Arbitrage...........................................................................      2
   Fixed Income Arbitrage..........................................................................      2
   Managed Futures.................................................................................      2
   Balanced Long/Short Equities (Equity Hedge).....................................................      3
   Other Strategies................................................................................      3

REPURCHASES AND TRANSFERS OF INTEREST..............................................................      5

   Repurchase Offers...............................................................................      5
   Mandatory Repurchases...........................................................................      5
   Transfers Of Interests..........................................................................      5

MANAGEMENT OF THE FUND.............................................................................      6

   Board Of Trustees And Officers..................................................................      6
   Committees Of The Board.........................................................................      8
   Trustee Ownership Of Securities.................................................................      8
   Trustee Compensation............................................................................      8

INVESTMENT ADVISORY SERVICES.......................................................................      9

   Investment Advisory Agreement With Rsmc.........................................................      9
   Sub-Advisory Agreement With Guidance............................................................     10
   Approval Of Advisory And Sub-Advisory Agreements................................................     11

CODES OF ETHICS....................................................................................     12


TAX ASPECTS........................................................................................     12

   Tax Treatment Of Fund Investments...............................................................     12
   Certain Issues Pertaining To Specific Exempt Organizations......................................     18

ERISA CONSIDERATIONS...............................................................................     18


BROKERAGE..........................................................................................     19


VALUATION OF ASSETS................................................................................     20


INDEPENDENT AUDITORS AND LEGAL COUNSEL.............................................................     21


ADMINISTRATION, ACCOUNTING, TRANSFER AGENT AND ESCROW SERVICES.....................................     21


CUSTODIAN..........................................................................................     21


CONTROL PERSONS....................................................................................     21


SUMMARY OF DECLARATION OF TRUST....................................................................     21

   Liability Of Trustees And Officers..............................................................     21
   Term, Dissolution And Liquidation...............................................................     22
   Voting..........................................................................................     22
   Reports To Investors............................................................................     22
   Fiscal Year.....................................................................................     22

FUND ADVERTISING AND SALES MATERIAL................................................................     22


FINANCIAL STATEMENTS...............................................................................     23

Appendix A.........................................................................................    Financial Statements

                         GENERAL INFORMATION AND HISTORY

         Wilmington Low Volatility Fund of Funds (the "Fund") is a newly formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a non-diversified, closed-end management investment company. Beneficial interests in the Fund ("Interests") are registered under the Securities Act of 1933, as amended (the "1933 Act").

                        INVESTMENT POLICIES AND PRACTICES

         The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional information regarding the Fund's investment program is set forth below.

FUNDAMENTAL POLICIES

         The Fund's fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding Interests of the Fund, are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. As defined by the 1940 Act, the vote of a "majority of the outstanding Interests of the Fund" means the vote, at an annual or special meeting of investors in the Fund ("Investors") duly called,
(a) of 67% or more of the Interests present at such meeting, if the holders of more than 50% of the outstanding Interests are present or represented by proxy; or (b) of more than 50% of the outstanding Interests of the Fund, whichever is less. The Fund may not:

         -        Issue senior securities, except to the extent permitted by
                  Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets, or if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets) or as otherwise permitted by the U.S. Securities and Exchange Commission ("SEC").

         - Borrow money, except to the extent permitted by Section 18 of the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets) or as otherwise permitted by the SEC.

         - Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

         - Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

         - Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate or securities issued by companies that invest or deal in real estate investment trusts.

         With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, does not constitute a violation of such restriction or policy.

         The Fund's investment objective is not fundamental and may be changed by the Board of Trustees of the Fund (collectively, the "Board" and each individually, a "Trustee") without the vote of a majority (as defined by the 1940 Act) of the Fund's outstanding Interests.

CERTAIN INVESTMENT STRATEGIES AND OTHER OPERATING POLICIES

         As discussed in the prospectus, the Fund pursues its investment objective by allocating its assets among a number of private investment funds (the "Private Funds") and discretionary managed accounts or special purpose vehicles created by the Fund (the "Sub-Advised Accounts") managed by fund managers (collectively, "Fund Managers") or Guidance Capital LLC ("Guidance" or the "Sub-Adviser") that invest across a range of strategies and markets. The Private Funds and Sub-Advised Accounts are referred to herein collectively as "Underlying Funds."

         Under the direction and supervision of the Fund's investment adviser, Rodney Square Management Corporation ("RSMC" or the "Adviser"), Guidance allocates the assets of the Fund, among Fund Managers that employ one or more of the following alternative investment strategies:

         (i)      Convertible Arbitrage;

         (ii)     Fixed Income Arbitrage;

         (iii)    Managed Futures;

         (iv)     Merger Arbitrage;

         (v)      Balanced Long/Short Equities (i.e. equities hedge); and

         (vi) Other Strategies (e.g. distressed securities, private placements, capital structure arbitrage and index arbitrage).

         Multi-strategy investments are allocated among the various categories as the Sub-Adviser deems appropriate. The Fund does not invest in any Underlying Fund that, in the view of the Sub-Adviser, primarily buys and sells mutual funds as part of a market timing investment strategy. The alternative investment strategies employed by Underlying Funds are summarized below.

CONVERTIBLE ARBITRAGE

         Traditional convertible arbitrage managers may purchase a bond that is convertible (either currently convertible or convertible at some future date) into the underlying company's equity. They hedge the equity exposure of the position by selling short the equity or other related security in a ratio they believe is appropriate for the current convertible bond valuation. In addition, they may hedge the debt exposure of the position by selling short a related fixed income security. These managers use a combination of fundamental, empirical, and quantitative valuation techniques to identify attractive convertible bonds. These managers typically utilize leverage. Funds employing a convertible arbitrage strategy are constructed to achieve stable, absolute returns with low correlation to equity or debt market movements.

         Non-traditional convertible arbitrage managers make private investments in public companies in need of financing. Generally, the manager receives a discounted convertible note in return for a capital allocation, while at the same time the manager shorts an appropriate number of stocks as a hedge, essentially locking in a profit. The biggest risk is that these are typically illiquid securities and that companies may not survive, thus rendering the partially hedged convertible notes worthless.

FIXED INCOME ARBITRAGE

         Fixed income arbitrage managers generally invest in one or more fixed income securities and hedge against underlying market risk by simultaneously investing in another fixed income security. Managers attempt to generate profit due to abnormal disparities in prices, while at the same time they try to control the risk generated by changes in other market factors, such as interest rates. In most cases, managers take offsetting long and short positions in similar fixed income securities that are mathematically or historically interrelated when that relationship is temporarily distorted by market events, investor preferences, unexpected and sudden changes to supply or demand due to factors that are not related to the markets (e.g., a war or other geopolitical events), or structural features of the fixed income market. These positions could include corporate debt, U.S. treasury securities, U.S. agency debt, sovereign debt, municipal debt, or the sovereign debt of emerging market countries. Often, trades involve swaps and futures. They realize a profit when the skewed relationship between the securities returns to a normal range or "converges." Managers often try to neutralize interest rate changes and derive profit from their ability to identify similar securities that are mispriced relative to one another. Because the prices of fixed income instruments are based on yield curves, volatility curves, expected cash flows, credit ratings, and special bond and option features, they must use sophisticated analytical models to identify pricing disparities. The strategy often involves significant amounts of leverage.

MANAGED FUTURES

         Managed futures managers seek to capture technical market inefficiencies (e.g. persistence of trends), and manage leverage diversification. Managed futures managers will typically buy long or sell short a wide range of contracts, limit exposure to any given contract or type of contract and employ systematic measures in an effort to limit risk.

BALANCED LONG/SHORT EQUITIES (EQUITY HEDGE)

         Balanced long/short equities, also known as equity hedges, combine core long holdings of equities with short sales of stock, stock indices, or derivatives related to the equity markets. Net exposure of equity hedge portfolios may range anywhere from net long to net short depending on market conditions. Equity hedge managers generally increase net long exposure in bull markets and decrease net long exposure in bear markets. Generally, the short exposure is intended to generate an ongoing positive return in addition to acting as a hedge against a general stock market decline. Stock index put options are also often used as a hedge against market risk. In a rising market, equity hedge managers expect their long holdings to appreciate more than the market and their short holdings to appreciate less than the market. Similarly, in a declining market, they expect their short holdings to fall more rapidly than the market falls and their long holdings to fall less rapidly than the market. Profits are generated when companies deemed undervalued by the manager's analysis appreciate, and when companies deemed overvalued by the manager's analysis decline in price. Equity hedge managers generate profits from companies they deem undervalued in ways very similar to equity mutual fund managers; however, they also generate returns from companies they deem overvalued by using a technique known as "shorting." In shorting, managers borrow securities they deemed overvalued at a given price. When they have to return the borrowed securities, they have to go to the open market and purchase them at the prevailing market price. If the value of the securities has depreciated as the manager believed, then the manager generates a profit because it is less expensive to purchase the securities in the open market, in order to return them, than they were initially sold for when the manager borrowed them. However, if the value of the securities has appreciated contrary to the manager's prediction, the manager realizes a loss, since it is more expensive to purchase the securities in the open market in order to return them than they were initially sold for when the manager borrowed them. Some equity hedge managers are "value" oriented, while others are "growth" oriented. In addition, some managers can be further distinguished by industry sector concentration.

         This strategy may reduce market risk, but effective stock analysis and stock picking is essential to obtaining meaningful results. The volatility of this investment strategy is expected to be lower than that of the overall stock market.

         Equity hedge managers attempt to generate long term capital appreciation by developing and actively managing equity portfolios that include both long and short positions. These managers assume net positions that are either long or short based upon market conditions and specific company or industry opportunities. They are, therefore, said to have a "directional" quality to their portfolio, albeit one that changes periodically. These managers may not maintain a consistent balance between the values of the long and short portfolios. Their net exposure may range widely from a short position of some degree to a long position of 100% or more. The strategy has an opportunistic quality.

         Managers with net long exposures tend to perform better in periods when equity prices in general are increasing. Managers with net short exposures tend to perform better when equity prices in general are declining. Most of these managers are able to quickly change the measure of their net market exposure as their perception and understanding of market condition changes. Moreover, they are usually at liberty to use leverage, options and other derivative products to pursue their objectives.

OTHER STRATEGIES

         The following trading strategies (also known as "Event driven" trading strategies) seek to earn excess return through the purchase and/or sale of securities based on anticipated outcomes of company specific or transaction specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks. Event driven investing involves attempting to predict the outcome of a particular transaction as well as the best time at which to commit capital to such a transaction. The uncertainty about the outcome of these events creates investment opportunities for managers who can correctly anticipate their outcomes. These positions may or may not be leveraged.

         Event driven managers may opportunistically change their focus between merger arbitrage and distressed securities, while others may invest in a wider spectrum of strategies, centered around major corporate events (such as a merger or a bankruptcy). The success or failure of this strategy usually depends on whether the manager accurately predicts the outcome and timing of the transaction event. Event driven managers do not rely on market direction for results; however, major market declines, which would cause transactions to be re-priced or fail, may have a negative impact on the strategy. Event driven strategies may include (without limitation):

         CAPITAL STRUCTURE ARBITRAGE - Capital structure arbitrage managers seek to exploit pricing disparities in a single firm's capital structure or within a parent/subsidiary capital structure. These managers may seek to purchase the undervalued security, and sell the overvalued, expecting the pricing disparity between the two to disappear. In the example of a single company's capital structure, this pricing inefficiency could exist between senior versus subordinated debt of a firm or between fixed income and equity securities.

         MERGER ARBITRAGE - Merger arbitrage managers seek to profit by taking advantage of differences between the current market price of a security and its expected future value based on the occurrence of a merger. These managers tend to utilize fundamental analysis to identify mergers with a higher probability of closing. These managers generally engage in "short selling" (which is the opposite of buying a security; that is, profits are generated when the price of a security declines, and losses are generated when the price of the security rises), in order to benefit from differences between the prices of the securities of the companies involved in the merger. They may also use options hedging and other arbitrage techniques to reduce and control risk and capture profits. Positions may be in securities of companies not currently engaged in announced transactions, but which are believed to be undervalued and likely candidates for future reorganization. These managers may invest in the U.S. and international markets.

         DISTRESSED SECURITIES ARBITRAGE - Distressed security managers generally invest in securities of financially troubled companies (companies involved in bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event related situations). These managers may seek to identify distressed securities in general, or to focus on one particular segment of the market (i.e., senior secured debt). Investments may be passively acquired in the secondary market, acquired through participation in merger activity, or acquired with the view toward actively participating in a re-capitalization or restructuring plan. Managers may take an active role and seek representation in management, on the board of directors, and on the creditor committee. These managers may invest in marketable and non-marketable securities including, without limitation any type of debt, preferred or common stock, warrants, options, and other hybrid instruments. Many of these securities may have regulatory restrictions on their transactions because their owners may be viewed as company insiders by the regulators; that is, because of their position they may possess information about the company that provides them with an unfair advantage. Since many of these securities are illiquid, their valuation may be difficult to determine. Due to this limitation, a manager's ability to monitor performance is significantly reduced. These managers invest in the U.S. and internationally, and may use leverage.

         SPECIAL SITUATIONS - Special situations managers seek to profit by capturing the discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of a corporate restructuring, reorganization or significant alteration in the company's strategy or product mix. These include but are not limited to spin-offs, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, rights offers, re-capitalizations, liquidations, and similar transactions. They may also use options hedging and other arbitrage techniques to mitigate risk and capture profits. Positions may be in securities of companies not currently engaged in announced transactions, but which are believed to be undervalued and likely candidates for future reorganization. These managers may invest in the U.S. and international markets, and utilize leverage.

         RELATIVE VALUE - Relative value includes a menu of different investment strategies. These strategies focus on generating profits generated by the difference in price between related securities (for example, a 5-year and a 10-year bond issued by the same company), rather than because of the direction of the market. Generally, relative value managers buy a position in one security and sell an equivalent amount of another security because they have determined through extensive, usually mathematical, analysis that the prices of the two securities are not only historically related but also that they have deviated from their historical trading patterns. Profits are generated when this unusual price deviation is eclipsed, and the prices of the two related securities return to their historical trading patterns. Moreover, these managers decide which of the menu of relative value strategies offer the best opportunities at any given time and focus their overall portfolio accordingly. Relative value strategies may include (without limitation):

         STATISTICAL ARBITRAGE - Statistical arbitrage strategies are mathematical, systematic and model based strategies, which do not utilize fundamental analysis or human discretion. They are typically market neutral and based on the theory that prices always revolve around their long-term average. These strategies seek to exploit temporary price discrepancies among related assets that may exist for a few seconds, hours or weeks. They are based on historical price data that is used for the construction of mathematical models to characterize the relationships and to construct forecasts for the pattern with which prices revolve around their long-term average whenever temporary deviations from historic norms occur. The simplest form of statistical arbitrage is "pairs trading" where two similar companies are identified. Whenever one is overvalued (or undervalued) relative to historical valuation, the manager goes short (or long) while at the same time going long (or short) the other, expecting the valuations to revert to long-term average prices.

         VOLATILITY ARBITRAGE - Volatility arbitrage managers buy cheap and sell expensive options while hedging with corresponding stock. Managers typically maintain a portfolio bias that benefits when the market volatility rises in order to protect against sudden downward market moves, since the opposite may prove to be extremely expensive. It is not recommended as a stand-alone investment but because, just like short selling, it tends to produce outsize returns in negative environments, it can serve as "disaster insurance" in a multi-manager allocation.

                      REPURCHASES AND TRANSFERS OF INTEREST

REPURCHASE OFFERS

         Offers to repurchase Interests are made by the Fund at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be in the form of offers to repurchase a specified dollar amount of outstanding Interests. In determining whether and when the Fund should repurchase Interests, the Board considers the recommendations of the Adviser and Sub-Adviser. The Board also considers various factors, including, but not limited to, those listed in the prospectus in making its determinations.

         The Fund will repurchase Interests or portions thereof from Investors pursuant to written tenders that are based on terms that the Board determines to be fair to the Fund and its Investors. When the Board determines that the Fund will make a repurchase offer, the Fund will send each Investor notice of that offer describing the terms of the offer, and containing information that Investors should consider in deciding whether to tender Interests for repurchase. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests from the Fund during the period the offer remains open. If Investors oversubscribe a repurchase offer, the Fund will repurchase only a pro rata portion of the Interests tendered by each Investor. As discussed in the prospectus, the Fund will issue cash or securities in-kind to tendering Investors in connection with the repurchase of Interests. Under certain circumstances, the Fund reserves the right to issue its own notes to repurchase Interests.

         Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Sub-Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser and Sub-Adviser intend to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

MANDATORY REPURCHASES

         The Fund has the right to repurchase an Interest (or portion thereof) of an Investor or any person acquiring an Interest (or portion thereof) from or through an Investor under certain circumstances, including, but not limited to, if:

         - such an Interest or portion thereof has been transferred in violation of the restrictions on transfer, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetence of an Investor;

         - ownership of an Interest by an Investor or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

         - continued ownership of the Interest may cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation under the Internal Revenue Code;

         - any of the representations and warranties made by an Investor in connection with the acquisition of the Interest was not true when made or has ceased to be true;

         - an Interest was purchased using funds reasonably believed by the Fund to be derived from, or intended for money laundering or any activity which facilitates money laundering or the funding of terrorist or criminal activities; or

         - the Board, in its discretion, deems such repurchase to be in the best interests of the Fund.

TRANSFERS OF INTERESTS

         No person may become a substituted Investor without the written consent of the Fund, which consent may be withheld for any reason in its sole discretion. Interests may be transferred, pledged or assigned only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Fund generally will not consent to a pledge, transfer or assignment (each, a "Transfer") unless the Transfer is (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to

Investors of the Investor's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account.

         The Fund may permit other Transfers under such other circumstances and conditions as it, in its sole discretion, deems appropriate. Notice to the Fund of any proposed Transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability. In addition to the foregoing, no Investor will be permitted to transfer an Interest or portion thereof unless after such Transfer the balance of the capital account of the transferee, and the balance of the capital account of the Investor transferring the Interest if the Transfer involves less than its entire Interest, is at least equal to Fund's minimum investment requirement.

         Any transferee meeting the Fund's eligibility requirements that acquires an Interest or portion thereof by operation of law as the result of the death, bankruptcy, insolvency or dissolution of an Investor or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Agreement and Declaration of Trust of the Fund, dated as of August 13, 2003 ("Declaration of Trust"). If an Investor Transfers an Interest or portion thereof with the approval of the Fund, the Fund will promptly take all necessary actions to reflect such Transfer on the Fund's books and records. Each Investor and transferee is required to pay all expenses, including attorneys' and independent auditors' fees, incurred by the Fund in connection with such Transfer. If such a transferee does not meet the Investor eligibility requirements, the Fund reserves the right to redeem the Interest held by the transferor. Any Transfer of an Interest in violation of the Declaration of Trust will not be permitted and will be void.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

         The Board provides broad oversight over the operations and affairs of the Fund. It has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company that is organized as a corporation.

         The Trustees are not required to contribute to the capital of the Fund or to own Interests. A majority of the Board consists of persons that are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Trustees"). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company that is organized as a corporation. Information about each Trustee and Officer is set forth below. For purposes of the following charts, "Fund Complex" means, collectively, the Fund, WT Mutual Fund and WT Investment Trust I.

                                                                                                  Number of
                                                                                                Portfolios in
                                                 Term of Office &    Principal Occupation(s)    Fund Complex
                                                  Number of Years          During Past           Overseen by    Other Directorships
     Name, Age and Address          Position          Served                Five Years            Director        Held by Trustee
--------------------------------   -----------   -----------------   ------------------------   -------------   -------------------
INTERESTED TRUSTEE

Robert J. Christian                Trustee,      Shall serve until   Chief Investment Officer   58              RSMC (registered
Date of Birth:  2/49               President     death,resignation   and Executive Vice                         investment adviser)
                                   and           or removal.         president of Wilimgton
1100 North Market Street           Chairman of   Trustee, President  Trust Company since
Wilmington, DE 19890               the Board     and Chairman of     February 1996.
                                                 the Board since
Mr. Christian is an "Interested                  August, 2003.
Trustee" by reason of his position
as Director of Rodney Square
Management Corporation, the
investment adviser to the Fund.

INDEPENDENT TRUSTEES

                                                                                               Number of
                                                                                             Portfolios in
                                                Term of Office &   Principal Occupation(s)   Fund Complex
                                                 Number of Years         During Past          Overseen by   Other Directorships
     Name, Age and Address         Position          Served               Five Years           Director       Held by Trustee
--------------------------------  -----------  ------------------  ------------------------  -------------  -------------------
Eric Brucker                      Trustee      Shall serve until   Dean, Widener             58             N/A
Date of Birth:  12/41                          death,resignation   University School of
                                               or removal.         Business since 2001;
1100 North Market Street                       Trustee since       Dean, University of
Wilmington, DE 19890                           August, 2003        Maine College of
                                                                   Business, Public  Policy
                                                                   and Health from 1998 to
                                                                   2001;Dean University of
                                                                   Michigan School of
                                                                   Management from 1992
                                                                   to 1998.

Nicholas Giordano                 Trustee      Shall serve until   Consultant, financial     58             Kalmar Pooled
Date of Birth:  3/43                           death, resignation  services organizations                   Investment Trust;
                                               or removal Trustee  since 1997; Interim                      Independence Blue
1100 North Market Street                       since August,       President, LaSalle                       Cross; Fotoball,
Wilmington, DE 19890                           2003.               University from 1998 to                  U.S.A. (sporting and
                                                                   1999; President and                      athletics goods
                                                                   Chief Executive Officer,                 manufacturer);
                                                                   Philadelphia Stock                       DaisyTek (wholesale
                                                                   Exchange from 1981 to                    paper and paper
                                                                   1997.                                    products); and Selas
                                                                                                            Corporation of
                                                                                                            America (industrial
                                                                                                            furnaces and ovens).

Mark A. Sargent                   Trustee      Shall serve until   Dean and Professor of     58             St. Thomas Society of
Date of Birth:  4/51                           death,              Law, Villanova                           Pennsylvania
                                               resignation or      University School of
1100 North Market Street                       removal.  Trustee   Law since July 1997;
Wilmington, DE 19890                           since August,       Associate Dean for
                                               2003.               Academic Affairs,
                                                                   University of School of
                                                                   Law from 1994 to  1997.

OFFICERS

                                                                                            Number of
                                                                                        Portfolios in Fund
                           POSITION(S)     Term of Office                                Complex Overseen
                           HELD WITH WT     and Length of     Principal Occupation(s)    by Officer as a     Other Directorships
 Name, Age and Address         FUND          Time Served      During Past Five Years         Trustee           Held by Officer
------------------------   ------------   -----------------   -----------------------   ------------------   -------------------
John R. Giles              Vice           Shall serve until   Vice President,           N/A                  N/A
Date of Birth: 8/57        President,     death,              Wilmington Trust
                           Chief          resignation or      Company since 1996.
1100 North Market Street   Financial      removal.
Wilmington, DE 19890       Officer and    Officer since
                           Treasurer      August, 2003.
Leah M. Anderson           Secretary      Shall serve until   Officer, Wilmington       N/A                  N/A
Date of Birth: 08/65                      death,              Trust Company since
                                          resignation or      1998.  Officer, Rodney
1100 North Market Street                  removal.            Square Management
Wilmington, DE  19890                     Officer since       Corporation since 1992.
                                          August, 2003.

COMMITTEES OF THE BOARD

         The Board has two committees, an Audit Committee and a Nominating Committee.

Audit Committee

         The Board has formed an Audit Committee that is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers and for acting as a liaison between the Fund's independent auditors and the Board. The Audit Committee currently consists of each of the Fund's Independent Trustees. As the Fund is a recently organized investment company, the Audit Committee has not held any meetings during the last fiscal year.

Nominating Committee

         The Board has also formed a Nominating Committee to nominate persons to fill any vacancies on the Board. The Nominating Committee does not currently consider for nomination candidates proposed by Investors for election as Trustees. The Nominating Committee currently consists of each of the Fund's Independent Trustees. As the Fund is a recently organized investment company, the Nominating Committee has not held any meetings during the last fiscal year.

TRUSTEE OWNERSHIP OF SECURITIES

         The dollar range of equity securities held by each Trustee is set below:

                                                                                   Aggregate Dollar Range of
                                                                                   Equity Securities in All
                                                                                     Registered Investment
                                                                                     Companies Overseen by
                                                       Dollar Range of Equity        Trustee in Family of
                 Name of Trustee                    Securities in the Registrant     Investment Companies
-------------------------------------------------   ----------------------------   -------------------------
Robert J. Christian..............................           $1 - $10,000                 $1 - $10,000
Eric Brucker.....................................               None                         None
Nicholas Giordano................................               None                  $10,0001 - $50,000
Mark A. Sargent..................................               None                         None

         None of the Independent Trustees or their immediate family members own any securities of the Adviser or Sub-Adviser, or Professional Funds Distributor, LLC, the Fund's Distributor (the "Distributor"), or any entity controlling, controlled by or under common control with the Adviser or the Distributor (not including registered investment companies) as of December 31, 2003.

TRUSTEE COMPENSATION

         The Fund pays each Independent Trustee a fee of $1,000 per Board meeting, plus an annual retainer of $6,000. In addition, the Fund reimburses each of the Trustees for reasonable travel and other expenses incurred in connection with attendance at such meetings.

         The following table summarizes compensation paid to the Independent Trustees for the fiscal year ended June 30, 2003.

                                    Aggregate     Pension or Retirement   Estimated Annual   Total Compensation from
                                   Compensation    Benefits Accrued as     Benefits Upon     Wilmington Fund Complex
      Independent Trustee           from Fund1    Part of Fund Expenses      Retirement         Paid to Trustees2
--------------------------------   ------------   ---------------------   ----------------   -----------------------
Eric Brucker....................         $                 None                 None                 $49,500

Nicholas Giordano                        $                 None                 None                 $49,500

Mark A. Sargent.................        $                  None                 None                 $49,500

(1) Reflects an estimate of compensation payable to the Independent Trustees for the calendar year ending December 31, 2004.

(2) Reflects actual amounts paid to the Independent Trustees by the Wilmington Fund Complex for the fiscal year ended June 30, 2003. The Independent Trustees serve as trustees to WT Investment Trust I and WT Mutual Fund.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY AGREEMENT WITH RSMC

         RSMC serves as the Fund's investment adviser, subject to the supervision of and any policies established by the Board, pursuant to the terms of an investment advisory agreement with the Fund (the "Advisory Agreement") dated as of December 1, 2003. The Adviser is a Delaware corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). The Adviser is a wholly-owned subsidiary of Wilmington Trust Corporation and an affiliate of Wilmington Trust.

         Under the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board, to retain a sub-adviser to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing those services. Guidance Capital has been retained to serve as the sub-adviser to the Fund and to provide day-to-day investment management services to the Fund, subject to the general supervision of the Adviser and the Board.

         In consideration of services provided by the Adviser, the Fund will pay the Adviser a management fee computed and paid monthly at the annual rate of 0.75% (1.25% if no Sub-Adviser has been appointed or is serving in that capacity) of the aggregate value of outstanding Interests determined as of the last day of each month (before any repurchases of Interests or Incentive Allocations (as defined below)). The Adviser has agreed to waive a portion of its advisory fee based on the total amount of assets managed by the Sub-Adviser for the Adviser, its affiliates and the Fund ("S/A Managed Assets") as set forth on following schedule:

     S/A Managed Assets        Adviser Annual Fee Waiver
----------------------------   --------------------------
$0 to $250 million                       0.25%
$250 million to $300 million             0.15%
$300 million to $500 million             0.05%
Over $500 million                      no waiver

         In addition to the Management Fee, the Adviser is entitled to receive in such capacity a performance-based incentive allocation (the "Incentive Allocation") that is determined as a percentage of the net profits otherwise allocable to each Investor and is allocated to a capital account in the Fund maintained solely for this purpose (the "Special Advisory Account"). For purposes of the Incentive Allocation, the Adviser will be designated a "Special Advisory Holder" of the Fund. The method of computation of the Incentive Allocation is described in the prospectus.

         The Advisory Agreement was approved by the Board (including a majority of the Independent Trustees) at a meeting held in person on November 12, 2003, and was approved on December 17, 2003 by the Fund's initial investors. An amendment to the Advisory Agreement to increase the Management Fee from 1.00% to 1.25% was approved by the Board at a meeting called for such purpose on February 27, 2004. Such amendment was also approved by all holders of Interests of the Fund pursuant to a unanimous written consent dated February 27, 2004.

         The Advisory Agreement has an initial term expiring two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that, in either event, the continuance is also approved by a majority of the Independent Trustees by vote under procedures as required by the 1940 Act. The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

         The Advisory Agreement provides that the Adviser will not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance by the Adviser of its duties under the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or any of its officers, directors, employees or agents in the performance of their duties under the Advisory Agreement, or from reckless disregard by the Adviser of obligations and duties under the Advisory Agreement. The Advisory Agreement also provides for indemnification by the Fund of the Adviser and each of the Adviser's officers, directors, employees or agents against any liabilities and expenses reasonably incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of their duties under the Advisory Agreement. Indemnification is available only to the extent the loss, claim, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Advisory Agreement.

SUB-ADVISORY AGREEMENT WITH GUIDANCE

         Guidance is an Illinois limited liability company that is registered as an investment adviser under the Investment Advisers Act. Messrs. Brian Ziv and
D. Trowbridge Elliman, III are each a controlling person of Guidance. Pursuant to a Sub-Advisory agreement by and among the Fund, the Adviser and Guidance (the "Sub-Advisory Agreement") dated as of December 1, 2003, Guidance has been retained by the Adviser and the Fund to manage the Fund's investment portfolio and to provide various other services. Subject to the general supervision of the Adviser, Guidance will be responsible for all decisions regarding the investment and reinvestment of the Fund's assets and for the placement of all orders to purchase and sell investments for the Fund. Guidance is an independent investment adviser that is not affiliated with RSMC.

         In consideration of services provided by the Sub-Adviser under the Sub-Advisory Agreement, the Fund will pay the Sub-Adviser a sub-advisory fee computed and paid monthly at the annual rate of 0.50% of the aggregate value of outstanding Interests, determined as of the last day of each month (before any repurchases of Interests or Incentive Allocations). The Sub-Adviser has agreed to waive a portion of its sub-advisory fee based on the total amount of assets managed by the Sub-Adviser for the Adviser, its affiliates and the Fund ("S/A Managed Assets") as set forth in the following schedule:

S/A Managed Assets                 Sub-Adviser Annual Fee Waiver
----------------------------       -----------------------------
$0 to $250 million                            no waiver
$250 million to $300 million                  0.10%
$300 million to $500 million                  0.20%
Over $500 million                             0.25%

         Under the fee waiver agreement, the Sub-Adviser's fee calculation is based on the average value of outstanding Interests together with the account values of certain similarly managed assets in client accounts of the Adviser and its affiliates. In effect, the fee waiver agreement allows the calculation of the sub-advisory fee using asset levels that trigger a reduced rate sooner than if only Fund assets were considered in determining the sub-advisory fee. Although the fee waiver agreement lowers the effective sub-advisory fee, the lower effective sub-advisory fee paid on behalf of the similarly managed assets in client accounts of the Adviser and its affiliates will accrue to the benefit of the Adviser and its affiliates. This additional benefit to the Adviser is the direct result of using the Fund assets to reduce the sub-advisory fee paid to the Sub-Adviser for services to the similarly managed assets.

         In addition to the Management Fee, Guidance is entitled to receive in such capacity an Incentive Allocation that is determined as a percentage of the net profits otherwise allocable to each Investor and is allocated to a Special Advisory Account maintained solely for this purpose. For purposes of the Incentive Allocation, Guidance will be designated a "Special Advisory Holder" of the Fund. The method of computation of the Incentive Allocation is described in the prospectus.

         The Sub-Advisory Agreement was approved by the Board (including a majority of the Independent Trustees) at a meeting held in person on November 12, 2003, and by the Fund's initial investors on December 17, 2003. The Sub-Advisory Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that, in either event, the continuance is also approved by a majority of the Independent Trustees by vote under procedures as required by the 1940 Act. The Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Sub-Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

         The Sub-Advisory Agreement provides that Guidance will not be liable to the Adviser for any error of judgment or mistake of law or for any loss suffered by the Adviser in connection with the performance by Guidance of its duties under the Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Guidance or any of its officers, directors, employees or agents in the performance of their duties under the Sub-Advisory Agreement, or from reckless disregard by Guidance of obligations and duties under the Sub-Advisory Agreement. The Sub-Advisory Agreement also provides for indemnification by the Fund of Guidance and each of Guidance's officers, directors, employees or agents against any liabilities and expenses reasonably incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of their duties under the Sub-Advisory Agreement. Indemnification is available only to the extent the loss, claim, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Sub-Advisory Agreement.

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

         In approving the Advisory Agreement and Sub-Advisory Agreement, the Board considered all information deemed reasonably necessary to evaluate the terms of such agreements. The Board considered information provided by RSMC and Guidance (collectively, the "Fund Advisers") relating to the education, experience and number of investment professionals and other personnel providing services under their respective agreements. The Board evaluated the level of skill required to manage the Fund and concluded that the human resources of the Fund Advisers were appropriate to fulfill effectively each Fund Adviser's duties under their respective agreements. The Board also considered the business reputation of each Fund Adviser and its financial resources.

         In connection with the Sub-Advisory Agreement, the Board considered Guidance's in-house research capabilities as well as other resources available to its personnel. The Board concluded that Guidance's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

         In addition, the Board considered the scope of the services to be provided by each Fund Adviser to the Fund under each agreement relative to services provided by third parties to other mutual funds. The Board concluded that the scope of each Fund Adviser's services to the Fund was likely to be consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related Investor services.

         The Board considered the quality of the services provided by RSMC to other investment companies managed by RSMC, including WT Mutual Fund and WT Investment Trust I. The Board evaluated each Fund Adviser's record with respect to regulatory compliance. The Board also evaluated the procedures of each Fund Adviser designed to fulfill each Fund Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including each Fund Adviser's codes of ethics (regulating the personal trading of their respective officers and employees) and the record of each Fund Adviser in these matters. The Directors also received information concerning the procedures by which RSMC allocates trades among its various investment advisory clients and its standards with respect to the execution of portfolio transactions.

         In addition, the Board reviewed the performance record of RSMC over various periods, under different market conditions and during different legs of the market cycle. The Board concluded that the expected scope and quality of each Fund Adviser's services was sufficient to merit approval of each agreement.

         In reaching that conclusion, the Board also gave substantial consideration to the fees payable under each agreement. The Board reviewed information concerning fees paid to investment advisers of similarly-managed funds. The Board also considered the fees of the Fund, including the potential incentive allocation, as a percentage of assets at different performance and asset levels and possible economies of scale to each Fund Adviser. For these purposes, the Board took into account not only the fees to be paid, including any incentive allocation, by the Fund directly to the Fund Advisers, but also so-called "fallout benefits" to each Fund Adviser such as reputational value derived from serving as investment adviser or sub-adviser to the Fund. In evaluating the Fund's proposed management and subadvisory fees, the Board also took into account the complexity of investment management for the Fund relative to other types of funds.

         In connection with the approval of an amendment to the Advisory Agreement to increase the maximum management fee of RSMC to 0.75% of the average net assets of the Fund, and subject to a contemporaneous agreement to waive a portion of its management fee, the Board considered the overall expense of starting the Fund, the increased Investor services that will be required as the Fund grows, and the increased oversight of Guidance by RSMC as Guidance's assets under management grow. The Board determined that the increase in fees to RSMC and its current waiver together with the waiver of fees by Guidance, on a net basis, did not increase the aggregate management fee paid by the Fund. The Board also considered the fact that if there were no sub-adviser there would be an increased burden on RSMC in light of the specialized investment program of the Fund. The Board concluded that the potential increase in management fee to RSMC was reasonable and recommended for approval by Investors.

         Based on the foregoing, the Board concluded that the fees to be paid to RSMC under the Investment Advisory Agreement and to RSMC under the Sub-Advisory Agreement were fair and reasonable, given the scope and quality of the services rendered by each Fund Adviser thereunder. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Advisory Agreement or Sub-Advisory Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund to approve such agreements, including the fees to be charged for the services thereunder.

                                 CODES OF ETHICS

         The Fund, the Adviser, the Sub-Adviser and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics establishes standards for personal securities transactions by associated persons and investment personnel, as defined in the codes of ethics. The codes of ethics permit persons subject to them to invest in securities, including securities that may be purchased or held by the Fund or the Underlying Funds, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

         A copy of the Codes of Ethics of the Fund, the Adviser and the Distributor can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Details on the operation of the Public Reference Room can be obtained by calling the SEC at (202) 942-8090. A copy of the Codes of Ethics may also be obtained from the EDGAR Database on the SEC's website, www.sec.gov. A copy of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request to "publicinfo@sec.gov" or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                                   TAX ASPECTS

         The following is a summary of certain aspects of the income taxation of the Fund and its Investments that should be considered by a prospective Investor. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund. However, it has obtained an opinion of counsel with respect to certain Federal tax matters.

         The Fund intends to, and will manage its affairs so that it will be, taxed as a partnership for Federal tax purposes. As such, the tax effects of various trading, investing and other activities of the Fund and of the Private Funds in which the Fund invests, all of which are also likely to be treated as a Partnership for Federal tax purposes will flow through to the holders of the Fund's Interests. Similarly, the tax effects attributable to the investment activities of the Fund in its Sub-Accounts, if any, will flow through to the holders of the Fund's Interests.

TAX TREATMENT OF FUND INVESTMENTS

         IN GENERAL. The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

         Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - Section 988 Gains or Losses" below) and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund.

         Preferential tax treatment is accorded the net long-term capital gains of individual taxpayers. Under present law as changed by the Job and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act"), such net long-term capital gains are taxed at a stated maximum rate of 15% (for most assets held for more than twelve months) in lieu of a maximum stated rate of 35%. Furthermore, subject to certain special rules and limitations, dividends are now taxed at capital gains rates as a result of the 2003 Tax Act. In both cases, however, because the receipt of additional income (whether capital gain or ordinary income) may result in the loss of the use of itemized deductions and the deduction for personal exemptions, the true effective marginal rate of taxation may be somewhat higher than the stated maximum rate. The capital losses of a noncorporate taxpayer will offset capital gains and any excess of capital losses over capital gains will offset ordinary income to the extent of $3,000 per year, with the unused capital losses being carried forward to other years, subject to certain limitations.

         For corporate taxpayers, all net capital gains, whether long-term or short-term, are taxed at the corporation's regular tax rate (currently, the maximum corporate income tax rate is 35%). For such taxpayers, capital losses may only offset capital gains, but unused capital losses may be carried backwards and forward to other years, subject to certain limitations.

         The Fund may realize ordinary income from accruals of interest on securities. The Fund also may hold, through Underlying Funds, debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund may also acquire, through Underlying Funds, debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount that accrued during the period the debt obligation was held by the Fund. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Underlying Funds in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a non-corporate Investor, may be subject to restrictions on their deductibility. (See "Deductibility of Fund Investment Expenditures and Certain Other Expenditures" below.) Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(1)

         CURRENCY FLUCTUATIONS - SECTION 988 GAINS OR LOSSES. To the extent that investments Underlying Funds are made in securities denominated in a foreign currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time interest, other receivables, expenses or other liabilities denominated in a foreign currency are accrued and the time such receivables or liabilities are collected or paid may be treated as ordinary income or ordinary loss.

         The Fund, through the Underlying Funds, may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, gain or loss realized with respect to currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts will be ordinary, unless (i) the contract is a capital asset and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

         SECTION 1256 CONTRACTS. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held at the end of each taxable year are treated for Federal income tax purposes as if they were sold for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

         Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses

-----------------------

        (1) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are: (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis; (ii) certain straddles; (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (iv) any other transaction specified in regulations issued by the Treasury Department.

will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - Section 988 Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

         MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations issued by the Treasury Department, an Underlying Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that the Service will accept a mixed straddle account election by an Underlying Fund.

         SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the taxpayer's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

         Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if an Underlying Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that have appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Underlying Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if an Underlying Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Underlying Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

         EFFECT OF STRADDLE RULES ON INVESTORS' SECURITIES POSITIONS. The Service may treat certain positions in securities held (directly or indirectly) by an Investor and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect an Investor's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

         LIMITATION ON DEDUCTIBILITY OF INTEREST AND SHORT SALE EXPENSES. For non-corporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates. Furthermore, pursuant to the 2003 Tax Act, dividends are also excluded from the category of net investment income, except to the extent a taxpayer elects to not apply the new lower tax rates applicable to dividends pursuant to the 2003 Tax Act (15% is now the maximum income tax rate applicable to dividends).

         For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for an Investor, and the investment interest limitation would apply to a non-corporate Investor's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a non-corporate Investor would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. An Investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a non-corporate Investor on money borrowed to finance its investment in the Fund. Potential Investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

         DEDUCTIBILITY OF FUND INVESTMENT EXPENDITURES AND CERTAIN OTHER EXPENDITURES. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.(2) In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (which amount is adjusted annually for inflation and is $139,500 for married individual taxpayers filing jointly in 2003) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.
(3) Moreover, such investment expenses are miscellaneous itemized deductions that are not deductible by a non-corporate taxpayer in calculating its alternative minimum tax liability.

         No deduction is allowed for any placement fees paid by an Investor to acquire an Interest, and no deduction would be allowed for any Investor for other Fund expenditures attributable to placement services. Instead any such fees will be included in the Investor's adjusted tax basis for its Interest.

         APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES. The Code restricts the deductibility of losses from a "passive activity" against certain income that is not derived from a passive activity. This restriction applies to individuals, trusts, estates, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against an Investor's share of such income and gain from the Fund. Income or loss attributable to the Fund's investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

         "PHANTOM INCOME" FROM FUND INVESTMENTS. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by an Underlying Fund in certain foreign corporations may cause an Investor to (i) recognize taxable income prior to the Underlying Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

         The Fund may invest in certain offshore funds that are "passive foreign investment companies" ("PFICs") as defined by Section 1297 of the Code. Under the PFIC rules, unless the Fund makes the election described below, any gain realized on the sale or other disposition of shares in a PFIC generally will be treated as ordinary income and subject to tax as if (i) the gain had been realized ratably over the Fund's holding period and (ii) the amount deemed realized had been subject to tax in each year of that holding period at the highest applicable tax rate and, in addition to the tax, an interest charge at the rate generally applicable to underpayments of tax will be imposed. The Fund may elect, provided the PFIC complies with certain reporting requirements, to have a PFIC in which the Fund invests treated as a "qualified electing fund," in which case the Fund would include annually in its gross income its pro rata share of the PFIC's ordinary income and net realized capital gains, whether or not such amounts are actually distributed to the Fund. Any net operating losses or net capital losses of the PFIC will not pass through to the Fund and will not offset any ordinary income or capital gains of the PFIC reportable to the Fund in subsequent years (although such losses would ultimately reduce the gain, or increase the loss, recognized by the Fund on its disposition of its shares in the PFIC). There can be no assurance that the Fund will be able to make a "qualified electing fund" election with respect to a PFIC in which it invests. Investors may be subject to Service reporting requirements with respect to the Fund's investments in PFICs.

         INFORMATION REPORTING AND RELATED MATTERS; REPORTABLE TRANSACTIONS. In February 2003, the Service released final Treasury Regulations expanding previously existing information reporting, record maintenance and investor list maintenance requirements with respect to certain "tax shelter" transactions (the "Tax Shelter Regulations"). The Tax Shelter Regulations apply to "reportable transactions" entered into on or after January 1, 2003 (including additional investments on or after that date in existing investment vehicles or projects) and may potentially apply to a broad range of investments that would not typically be viewed as tax shelter transactions, including investments in investment partnerships and portfolio investments of investment partnerships. If an investment in the Fund (or a portfolio transaction by an Underlying Fund) is a "reportable

---------------------------------

         (2) However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs that are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. Investors that are trusts or estates should consult their tax advisors as to the applicability of Section 67(e) to the investment expenses that are allocated to them.

         (3) Under recently enacted legislation, the latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.

transaction," the Fund and each Investor would be required (i) to retain all records material to such "reportable transaction;" (ii) complete and file IRS Form 8886, "Reportable Transaction Disclosure Statement" as part of its Federal income tax return each year and (iii) send a copy of such form to the IRS Office of Tax Shelter Analysis at the time the first such tax return is filed. The scope of the Tax Shelter Regulations may be affected by further IRS guidance. Non-compliance with the Tax Shelter Regulations may involve significant penalties and other consequences. Each Investor should consult its own tax advisers as to its obligations under the Tax Shelter Regulations.

         Reportable Transactions include transactions that are offered under conditions of confidentiality. Because the Fund is registered under the 1940 Act and Interests in the Fund are registered under the 1933 Act, the prospectus and SAI and all related documents are not offered under conditions of confidentiality. However, each of the Underlying Funds is likely to be offered under conditions of confidentiality. It is uncertain whether and how these rules will be upheld at the Fund level in these circumstances.

         Generally, the Treasury Regulations provide that a transaction is considered offered to a taxpayer under conditions of confidentiality if the taxpayer's disclosure of the tax treatment or the tax structure of the transaction is limited in any manner by an express or implied understanding or agreement with or for the benefit of any person who makes or provides a statement, oral or written, to the taxpayer (or for whose benefit a statement is made or provided to the taxpayer) as to the potential tax consequences that may result from the taxation, whether or not such understanding or agreement is legally binding. Interests in the Fund should not be considered to be offered under conditions of confidentiality as provided in the Treasury Regulations.

         EACH INVESTOR (AND EACH EMPLOYEE, REPRESENTATIVE, OR OTHER AGENT OF SUCH INVESTOR) MAY DISCLOSE TO ANY AND ALL PERSONS THE TAX TREATMENT AND TAX STRUCTURE OF THE TRANSACTION AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSES) THAT ARE PROVIDED TO THE TAXPAYER RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE. ANY SUCH DISCLOSURE OF THE TAX TREATMENT, TAX STRUCTURE AND OTHER TAX-RELATED MATERIALS MAY NOT BE MADE FOR THE PURPOSE OF OFFERING TO SELL THE FUND INTERESTS OFFERED HEREBY OR SOLICITING AN OFFER TO PURCHASE ANY SUCH FUND INTERESTS.

         Reportable Transactions also include transactions that result in the Fund or any Investor claiming a loss under Section 165 of the Code, if such loss exceeds certain thresholds, and if an exception does not apply.

         Section 165 losses include but are not limited to capital losses and worthless securities losses. The Fund is taxed as a partnership for federal tax purposes, so the rules applicable to partnerships apply. Because the Fund has both individual and corporate Investors, if Section 165 losses exceed $2,000,000 in any single tax year or $4,000,000 in any combination of years, the Fund will have a Section 165 loss and may be required to report the transaction on its Form 8886. Assuming that one of the available exceptions does not apply, corporate Investors (other than S corporations) that are allocated $10,000,000 or more in Section 165 losses by the Fund in any one year or $20,000,000 in any combination of years, and individual, trust or other investors that are allocated $2,000,000 in any single tax year or $4,000,000 in any combination of years, may be deemed to have engaged in a Reportable Transaction and they, along with the Fund, may be required to attach Form 8886 to their tax returns.

         Investors that incur a Section 165 loss (in excess of the thresholds described above) on the sale or transfer of their Interests may also be required to file Form 8886 with his, her or its tax return.

         The first, and most likely applicable exception is the "basis-based-on-cash" exception (also referred to as "qualifying basis"). If the Fund purchases an investment solely for cash, and then incurs a Section 165 loss with respect to that investment, that loss is not a Reportable Transaction. Nevertheless, even if an Investor's investment in the Fund is made solely in cash, any Section 165 loss allocated to the Investor or resulting from the sale or transfer of the Investor's interest may be a Reportable Transaction because the "basis-based-on-cash" exception does not apply to the purchase of an interest in a "pass through entity," such as the Fund.

         Section 6112 of the Code and regulations promulgated thereunder require that any person who organizes or sells an interest in a "potentially abusive tax shelter" shall maintain a list identifying each person who was sold an interest in such shelter. The list may be provided to the Service upon its request and is required to be retained for a period of 7 years. Under Treasury Regulations, the list maintenance requirements of Section 6112 apply in the case of Reportable Transactions if fees payable to material advisers exceed certain thresholds. The Adviser does not expect that an investment in the Fund will be a Reportable Transaction. Accordingly, the Adviser does not presently intend to maintain a list of investors. However, the Adviser may determine in the future that such list maintenance requirements are applicable to the Fund. Accordingly, Investors are advised that their names, addresses, taxpayer identification numbers, and other information required under regulations may be included on such list and provided to the IRS upon request.

         The penalties for non-compliance with the list maintenance requirements or with the requirement to attach Form 8886 to one's tax return and disclose a Reportable Transaction are the subject of proposed legislation that was introduced in the U.S. Congress in January 2003 as part of the CARE Act of 2003 (S. 472). The penalties as proposed are significant and would apply whenever a taxpayer failed to include a Reportable Transaction on its tax return or statement (i.e., failed to attach Form 8886 when required to do so). For individuals with net worth exceeding $2,000,000 and entities with gross receipts for the tax year of the Reportable Transaction or the preceding tax year of more than $10,000,000, the penalty for failure to disclose is $100,000 for each such failure; others would be subject to a $50,000 penalty.

         As proposed, certain exceptions to the penalties may apply, but their application is uncertain. The Fund and the Adviser urge you to consult your tax adviser on these matters.

         UNRELATED BUSINESS TAXABLE INCOME. Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner. This type of income is exempt even if it is realized from securities trading activity that constitutes a trade or business.

         This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business (other than securities trading), the Fund's income (or loss) from these investments may constitute UBTI.

         The Fund may, directly or indirectly through Underlying Funds, incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. The calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Fund and the Underlying Funds from time to time.(4) Accordingly, it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for an Investor that is an exempt organization. An exempt organization's share of the income or gains of the Fund that is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

         To the extent that the Fund generates UBTI, the applicable Federal tax rate for such an Investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report certain information to an Investor that is a tax exempt organization as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Service will accept the Fund's calculation of UBTI.

         In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.(5) However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. For these reasons, the Fund recommends that charitable remainder trusts not invest in the Fund.

         A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under
Section 642(c) of the Code may be limited for any year in which the trust has UBTI.

------------------

         (4) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

         (5) Certain exempt organizations that realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Investor should consult its tax adviser in this regard.

         A prospective Investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. (See "ERISA
Considerations.")

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

         PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

         In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its non-functionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a non-functionally related asset. A determination that an interest in the Fund is a non-functionally related asset could conceivably cause cash flow problems for a prospective Investor that is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

         With certain exceptions, private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

         In some instances, the "excess business holdings" provisions of the Code may prohibit an investment in the Fund by a private foundation. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that the Fund will meet such 95% gross income test.

         A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

         QUALIFIED RETIREMENT PLANS. Because they are tax-exempt entities, qualified retirement plans are subject to unrelated business taxable income
(UBTI) taxes. Employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Individual Retirement Accounts and Keogh Plans should consult their counsel as to the UBTI rules applicable to such plans and also as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

         ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

                              ERISA CONSIDERATIONS

         Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an "ERISA Plan"), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

         ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, the risk and return factors of that investment, the ERISA Plan portfolio's composition with regard to diversification, the liquidity cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects - Tax Treatment of Fund Investments - Unrelated Business Taxable Income" and "Tax Aspects - Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider, given the size of the proposed investment, whether such an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for an ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

         Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, none of the Adviser, the Sub-Adviser or any of the Trustees will be fiduciaries within the meaning of ERISA solely by reason of their authority with respect to the Fund.

         A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Benefit Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

         Certain prospective Benefit Plan investors may currently maintain relationships with the Adviser, Sub-Adviser, the Trustees, or their respective affiliates ("ERISA Affiliates"). Each ERISA Affiliate may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) a Benefit Plan fiduciary from using its position to cause such Benefit Plan to make an investment from which it or certain third parties in which that fiduciary has an interest would receive a fee or other consideration. Benefit Plan investors should consult with their own counsel to determine if an investment in the Fund is prohibited by ERISA or the Code. In this regard, fiduciaries of Benefit Plan investors will be required to represent that the decision to invest in the Fund was made by them as fiduciaries, that they are independent of all ERISA Affiliates, that the Benefit Plan fiduciaries are duly authorized to make this investment decision and that they have not relied on any advice or recommendation of any ERISA Affiliates, as a primary basis for the decision to invest in the Fund.

         The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

                                    BROKERAGE

         The Fund is a fund-of-funds and acquires its interests in Underlying Funds predominantly through private placements. Thus, the Fund does not anticipate any direct brokerage commissions. Instead, the Fund anticipates bearing a portion of the brokerage commissions allocated to it by the Private Funds in which the Fund invests and bearing all brokerage commissions incurred in its Sub-Advised Accounts, if any.

         The Fund Managers are responsible for the selection of brokers to execute portfolio transactions on behalf of the Private Funds. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

         In selecting brokers and dealers to execute transactions on behalf of the Private Funds, the Sub-Adviser anticipates that the Fund Managers will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although the Sub-Adviser expects the Fund Managers generally to seek reasonably competitive commission rates, the Fund Managers may not necessarily pay the lowest commission available on each transaction.

         Consistent with the principle of seeking best price and execution, a Fund Manager may place orders for the Private Funds with brokers that provide the Fund Manager with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Fund Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Fund Manager and its affiliates in providing services to clients other than the Private Fund for which the trade is being executed. In addition, not all of the supplemental information is necessarily used by the Fund Manager in connection with the Private Fund. Conversely, the information provided to a Fund Manager by brokers and dealers through which other clients of the Fund Manager and its affiliates effect securities transactions may be useful to the Fund Manager in providing services to its Private Fund.

         There is no guarantee that the Fund Managers will engage in soft dollar transactions in accordance with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"). While the Sub-Adviser will use its best efforts to seek Fund Managers who engage in soft dollar transactions in accordance with the safe harbor provided by Section 28(e) of the Exchange Act, the Fund is not precluded from entering into relationships with Fund Managers who effect soft dollar transactions outside of the safe harbor provided by Section 28(e) of the Exchange Act.

         In the event that the Sub-Adviser establishes a Sub-Advised Account for the benefit of the Fund, the Sub-Adviser will be responsible for the selection of brokers to execute the Fund's portfolio transactions. Transactions will be executed in accordance with the foregoing provisions. However, any soft dollar transactions entered into by the Sub-Adviser on behalf of the Fund will be executed in accordance with the provisions of Section 28(e) of the Exchange Act.

                               VALUATION OF ASSETS

         As previously stated, the Fund operates as a fund-of-funds and its investments will consist primarily of investments in Private Funds. Thus, the Fund will principally hold interests of limited liability companies and limited partnerships. The valuation of such interests is described in the prospectus under "Calculation of Net Asset Value; Valuation."

         While the Fund may only hold an indirect interest in the underlying securities of the Private Funds, it is the Private Funds that will actively trade securities. The value of such securities will be determined in accordance the operating agreement or partnership agreement of such Private Funds. In general, the valuation procedures of the Private Funds may include the following general guidelines and valuation procedures. Should any securities be traded on behalf of the fund through Sub-Advised Accounts, it is anticipated that such securities will be valued in accordance with such valuation procedures.

         Domestic exchange traded securities and securities included in the NASDAQ National Market System are valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Other securities for which market quotations are readily available are valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by, or under the supervision of, the general partner or managing member of a Private Fund.

         Debt securities are valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The general partner or managing member of a Private Fund monitors periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, are valued at amortized cost, so long as such valuation is determined by the general partner or the managing member, as the case may be, to represent fair value.

         All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund or a Private Fund is determined. When such events materially affect the values of securities held by a Private Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the general partner or managing member.

                     INDEPENDENT AUDITORS AND LEGAL COUNSEL

         Pepper Hamilton LLP will serve as legal counsel to the Fund. The offices of Pepper Hamilton LLP are located at 3000 Two Logan Square, 18th & Arch Streets, Philadelphia, PA 19103.

         Ernst & Young LLP will serve as independent auditors to the Fund. The offices of Ernst & Young LLP are located Two Commerce Square, Suite 3010, 2001 Market Street, Philadelphia, PA 19103.

                   ADMINISTRATION, ACCOUNTING, TRANSFER AGENT
                               AND ESCROW SERVICES

         The Fund has retained RSMC to serve as the administrator for the Fund. Pursuant to an agreement between RSMC and the Fund dated December 1, 2003 (the "Administration Agreement"), RSMC provides or arranges accounting, administrative and transfer agency services to the Fund. In connection with these services, the Fund pays RSMC a monthly Administration Fee computed at the greater of the annual rate of 0.25% of the net assets of the Fund as of the last day of the month, or $90,000 per calendar year. RSMC and the Fund have retained PFPC Inc., 103 .Bellevue Parkway, Wilmington, DE 19809, as a Sub-Administrator to assist it by providing certain accounting, administration and transfer agency services to the Fund.

         The Fund has retained PFPC Inc. (the "Escrow Agent") to act as the Fund's escrow agent. The Escrow Agent will hold monies submitted by potential Investors of the Fund for their benefit until their subscriptions are accepted by the Fund.

                                    CUSTODIAN

         Wilmington Trust Company (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and non-U.S. sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) as approved or authorized by the Board. The Custodian's principal business address is 1100 North Market Street, Wilmington, DE 19890. PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, PA 19153, will serve as sub-custodian of the Fund's assets.

                                 CONTROL PERSONS

         Before commencement of the Fund's operations, RSMC and Robert J. Christian, a Trustee and officer of the Fund and an officer of RSMC (collectively, the "Affiliated Investors") invested approximately $100,000 in the Fund in order to provide the Fund initial capital and for investment purposes. Interests of the Fund held by the RSMC may constitute more than 50% of outstanding Interests when the Fund's operations commence upon the closing of its initial offering of Interests, depending on the aggregate investments made in the Fund by other persons. By virtue of its ownership of 25% or more of the outstanding Interests, RSMC may be deemed to control the Fund and (depending on the value of Interests then held by other Investors) may be in a position to control the outcome of voting on matters as to which Investors are entitled to vote. It is anticipated that RSMC will no longer control the Fund as of immediately after completion of the initial offering of the Fund.

         Before the commencement of the operations of the Fund, the Affiliated Investors were the only persons owning of record or beneficially 5% or more of the outstanding Interests of the Fund.

                         SUMMARY OF DECLARATION OF TRUST

         The following is a summary description of additional items and of select provisions of the Declaration of Trust and the Delaware Statutory Trust Act that are not described elsewhere in this SAI or in the Fund's prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust contained in Appendix B to the prospectus.

LIABILITY OF TRUSTEES AND OFFICERS

         All persons extending credit to, doing business with, contracting with or having or asserting any claim against the Fund or the Trustees shall look only to the assets of the Fund for payment under any such credit, transaction, contract or claim.

         Under the Declaration of Trust of the Fund, the Trustees and officers of the Fund are indemnified from and against all liabilities, losses, claims, and demands arising out of or related to their performance of their duties as a trustee and/or officer of the Fund, provided however, such indemnification is not available if such Trustee or officer would otherwise be liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or such officer.

TERM, DISSOLUTION AND LIQUIDATION

         The liquidation of the Fund may be authorized at any time by the vote of a majority of the Trustees, provided that the Trustees find that it is in the best interest of Investors. The Fund may also be liquidated upon the expiration of any two-year period that commences on the date on which any Investor has submitted a written notice to the Fund requesting the repurchase of its entire Interest, in accordance with the Declaration of Trust and the Fund's prospectus, if the Fund has not repurchased the Investor's Interest.

         Upon the occurrence of any event of dissolution, the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as the liquidator or the Adviser is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the prospectus under "Capital Accounts."

         Upon the dissolution of the Fund, its assets are to be distributed (1) first, to satisfy the debts, liabilities and obligations of the Fund, other than debts to Investors, including actual or anticipated liquidation expenses, (2) next, to satisfy debts, liabilities and obligations owing to the Investors, (3) next, to the Adviser and Sub-Adviser as "Special Advisory Holders" to the extent of any balance in the Special Advisory Accounts after giving effect to any Incentive Allocation to be made as of the date of dissolution of the Fund, and
(4) finally, to the Investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Investors in facilitating an orderly liquidation.

VOTING

         Each Investor has the right to cast a number of votes equal to the value of the Investor's Capital Account at a meeting of Investors called by the Board or by Investors holding 25% or more of the total number of votes eligible to be cast (i.e., 25% or more of the value of all Capital Accounts). Investors are entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Trustees, approval of the Fund's agreement with any investment adviser of the Fund, and approval of the Fund's accountants, and on certain other matters, to the extent that the 1940 Act requires a vote of Investors on any such matters. Except for the exercise of their voting privileges, Investors in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund. The interest of the Special Advisory is non-voting.

REPORTS TO INVESTORS

         The Fund will furnish to Investors as soon as practicable after the end of each taxable year such information as is necessary for such Investors to complete Federal, state and local income tax or information returns, along with any other tax information required by law. The Fund will send to Investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.

FISCAL YEAR

         For accounting and tax purposes, the Fund's fiscal year is the calendar year. The first fiscal year of the Fund will commence on the date of the initial closing and will end on December 31, 2004.

                       FUND ADVERTISING AND SALES MATERIAL

         Advertisements and sales literature relating to the Fund and reports to Investors may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an Investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns are reported on a net basis, taking into account deductions for all fees and expenses and the Incentive Allocation. Other methods may also be used to portray the Fund's investment performance.

         The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

         Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices, including, but not limited to, the Standard & Poor's Composite Index of 500 Stocks, the Lehman Brothers Aggregate Bond Index and the NASDAQ Composite Index. Comparisons may also be made to economic and financial trends and data that may be relevant for Investors to consider in determining whether to invest in the Fund.

                              FINANCIAL STATEMENTS

         The Fund's financial statements which are comprised of the Independent Auditor's Report, Statement of Assets and Liabilities, Statement of Operations and Notes to the Financial Statements are attached to this SAI as Appendix A.

                                                                      APPENDIX A

                     Wilmington Low Volatility Fund of Funds

                            Seed Financial Statements

             For the period April 13, 2003 through December 16, 2003

                       With Report of Independent Auditors

                     Wilmington Low Volatility Fund of Funds

                            Seed Financial Statements

             For the period April 13, 2003 through December 16, 2003

                                    Contents

Report of Independent Auditors..........................................      1

Statement of Assets and Liabilities.....................................      2

Statement of Operations.................................................      2

Notes to Financial Statements...........................................      3

                         Report of Independent Auditors

To the Partners and Board of Trustees
  Wilmington Low Volatility Fund of Funds

We have audited the accompanying statement of assets and liabilities of Wilmington Low Volatility Fund of Funds (the "Fund") as of December 16, 2003 and the related statement of operations for the period April 13, 2003 through December 16, 2003. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Wilmington Low Volatility Fund of Funds at December 16, 2003, and the results of its operations for the period April 13, 2003 through December 16, 2003 in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

Philadelphia, Pennsylvania
December 16,2003

                     Wilmington Low Volatility Fund of Funds

                       Statement of Assets and Liabilities

                                December 16, 2003


Assets:
  Cash                                                           $     100,000
  Deferred offering expenses                                            79,358
  Due from Advisor                                                     150,875
                                                                 -------------
  Total assets                                                         330,233
                                                                 -------------

Liabilities:
  Organizational and offering costs payable                            230,233
                                                                 -------------
Total liabilities                                                      230,233
                                                                 -------------

Total net assets                                                 $     100,000
                                                                 =============

See Notes to Financial Statements



                     Wilmington Low Volatility Fund of Funds

                             Statement of Operations

             For the period April 13, 2003 through December 16, 2003

Organization expenses                                            $     245,146
Expenses reimbursed by Advisor                                        (245,146)
                                                                 -------------
Net income                                                       $           -
                                                                 =============

See Notes to Financial Statements

                     Wilmington Low Volatility Fund of Funds

                          Notes to Financial Statements

                                December 16, 2003

1.       ORGANIZATION

Wilmington Low Volatility Fund of Funds (the "Fund") is a newly formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company.

The Fund's investment objective is to generate consistent long-term capital appreciation with low volatility and limited risk under a wide range of market conditions. The Fund pursues this objective by allocating its assets among at least 15 to 20 private investment funds (the "Private Funds") and discretionary managed accounts or special purpose vehicles created for the Fund ("Sub-Advised Accounts"), collectively, the "Underlying Funds." The Underlying Funds are managed by third party fund managers (collectively, the "Fund Managers") that invest across a range of strategies and markets. The Sub-Adviser allocates the assets of the Fund in any amount among Underlying Funds that employ one or more of the following alternative investment strategies: (i) convertible arbitrage,
(ii) fixed income arbitrage, (iii) managed futures, (iv) merger arbitrage (v) balanced long/short equities (i.e. equities hedge) and (vi) other strategies (e.g. distressed securities, private placements, capital structure arbitrage and index arbitrage).

Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation and a registered investment adviser, serves as the investment adviser to the Fund. Guidance Capital LLC ("Guidance"), a registered investment adviser, serves as the sub-adviser to the Fund and is responsible for implementing the Fund's investment strategy and managing the Fund's investment portfolio on a day-to-day basis, in accordance with the investment objective, subject to oversight by RSMC and the Board of Trustees (the "Board").

2.       SIGNIFICANT ACCOUNTING POLICIES

The following accounting policies are in accordance with accounting principles generally accepted in the United States are consistently followed by the Fund.

Use of Estimates - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Federal Income Taxes - The Fund intends to be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Accordingly, the Fund should not be subject to Federal income tax, and each Investor will be required to report on its own annual tax return such Investor's distributive share of the taxable income or loss of the Fund.

Organizational and Offering Costs - Costs incurred in connection with the Fund's organization will be borne by the Fund as incurred. Initial offering costs have been deferred and are being amortized on a straight-line basis over the first twelve months of operations.

3.       MANAGEMENT AND SERVICE FEES

The Fund pays RSMC and Guidance an aggregate monthly fee computed at an annual rate of 1.00% of the net assets of the Fund as of the last day of each month, before reduction for any repurchases of Interests or the Incentive Allocation (the "Management Fee").

For each fiscal year in which an Investor has earned net profits on its Capital Account, 10% of the excess of the net profits over the Hurdle Rate and any Loss Carryforward (as described below) will be reallocated to RSMC and Guidance (the "Incentive Allocation"). The Incentive Allocation generally will be made as of the end of each fiscal year and upon the repurchase by the Fund of an Investor's Interest (or any portion thereof).

Under the Hurdle Rate provision and the Loss Carryforward provision, no Incentive Allocation will be made with respect to a particular Investor for a fiscal year unless the Hurdle Rate has been exceeded and until any net loss previously allocated to the Capital Account of such Investor has been offset by subsequent net profits. The Hurdle Rate is equal to the rolling 12-month geometric average of the 3-month U.S. Treasury bill rate as published monthly by the Federal Reserve and is adjusted pro rata for the amount of time an investor is invested in the Fund.

The Loss Carryforward is intended to create a "high water mark" on an Investor's Capital Account. The purpose of a high water mark is to set a benchmark of performance so that RSMC and Guidance do not receive an Incentive Allocation until an Investor recovers any net loss previously allocated to the Investor. If an Investor's Capital Account is reduced (as a result of a repurchase of an Investor's Interest by the Fund), the Investor's Loss Carryforward, if any, will be reduced on a pro rata basis.

RSMC and Guidance have agreed to will waive their fees or reimburse expenses to the extent that the annual expenses of the Trust exceed 2.00% of the Trust's average monthly net assets through December 31, 2006. RSMC and Guidance shall be entitled to recover from the Fund any fees waived or reimbursed for a three year period following the end of the fiscal year in which such waiver or reimbursement occurred, if such recovery does not cause the Trust's annual expenses during such fiscal year to exceed 2.00% of the Trust's average monthly net assets. For purposes of the expense limitation, organizational costs and offering costs will be included within the definition of operating expenses. At December 16, 2003, organization costs of approximately $245,146 of the Fund have been borne by RSMC and are subject to reimbursement by the Fund through December 31, 2006.

The Fund has retained RSMC to serve as the administrator for the Fund and, in connection therewith, RSMC provides, or arranges to provide, certain accounting, administrative and transfer agency services. In connection with these services, the Fund pays RSMC a monthly administration fee computed at the greater of the annual rate of 0.25% of the net assets of the Fund as of the last day of the month or $90,000 per calendar year. RSMC and the Fund have retained PFPC Inc. ("PFPC") to provide certain sub-administrative services, and RSMC pays a portion of its administration fee to PFPC.

The Fund's cash and securities are held under a Custodian Agreement with Wilmington Trust Company, an affiliate of RSMC. The Custodian has also retained PFPC Trust Company, an affiliate of PFPC and the Distributor to serve as sub-custodian to the Fund.

Professional Funds Distributor, LLC (the "Distributor") acts as the distributor of Interests on a best-efforts basis, subject to various conditions basis, subject to various conditions, in accordance with a distribution agreement entered into with the Fund (the "Distribution Agreement"). The Interests are being sold subject to an up-front sales charge of up to 5% ("Sales Load"), which will be deducted from the proceeds delivered for investment in Interests by the Investor. The Sales Load will be determined by the distribution and selling agreements entered into by the Fund in its discretion. The Fund intends to waive the Sales Load for all Investors who are also clients of Wilmington Trust Company and/or its affiliates. The Fund may pay for investor services, account maintenance services and other services provided by the Distributor and/or selling agents. The investor servicing fee is calculated at the annual rate of 0.25% of the net assets of the Fund as of the last day of each month. The Fund will waive this investor servicing fee for the 2004 calendar year.

In addition to the Management Fee, Incentive Allocation, and other operating expenses of the Fund, by investing in Underlying Funds indirectly through the Fund, Investors bear a proportionate share of the fees and expenses of the Underlying Funds, including advisory fees and allocations (asset-based and performance-based). Such fees and expenses are not subject to the aforementioned expense limitation.

4.       CAPITAL STRUCTURE

It is expected that the initial offering of Interests will close on or about January 1, 2004. Subsequent to the initial offering, Interests will be offered and may be purchased on the first day of each month or at such other times as may be determined by the Board of Trustees. Interests are sold only to qualified investors. The Fund reserves the right to reject any order for the purchase of an Interest and may, in its sole discretion, suspend the offering of Interests at any time.

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

The minimum initial investment in the Fund by an Investor is $100,000. Additional investments must be at least $25,000. Such minimums may be waived by the Fund for employees of RSMC and its affiliates.

The Fund maintains a separate Capital Account for each Investor. Capital Accounts of Investors are adjusted as of the close of business on the last day of each fiscal period for the purpose of allocating the net profit or net loss of the Fund during such fiscal period.

The Fund may from time to time offer to repurchase Interests pursuant to written tenders by Investors. Repurchases are made at such times and on such terms as may be determined by the Board, in its sole discretion. Depending on market conditions and other factors, the Fund expects offer to repurchase Interests from Investors beginning on March 31, 2005. Thereafter, depending on market conditions and other factors, and subject to the recommendations of RSMC and Guidance, the Fund expects to offer to repurchase Interests from Investors twice each year, effective as of March 31 and September 30.

An investment in the Fund will be subject to a twelve-month lock-up period from the date of initial investment (the "Lock-Up Period"). As a result, notwithstanding the anticipation that the Fund may make an offer to repurchase interests on a semi-annual basis, an Investor will not be able to tender its Interest for redemption unless it has been an Investor for at least twelve months following the date of initial investment. Notwithstanding the foregoing, the Board, in its sole discretion, may allow an Investor to redeem its Interest prior to the expiration of the Lock-Up Period pursuant to a repurchase offer made during such Lock-Up Period. A redemption of an Investor's initial capital contribution prior to the expiration of the Lock-Up Period (assuming consent is given by the Fund) will be subject to a 1% redemption fee which is payable to RSMC and Guidance.

5.       AFFILIATED TRANSACTIONS

On December 16, 2003, RSMC and Robert J. Christian, an officer of the Fund and RSMC, contributed an aggregate of $100,000 to the Fund as seed capital.

6.       RISKS AND UNCERTAINTIES

The Underlying Funds may use investment strategies that involve greater risks than the strategies used by typical investment companies, including short sales (which involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss to the
Fund), leverage and derivative transactions.

The Underlying Funds generally are not registered as investment companies under the 1940 Act and, therefore, the Fund is not entitled to the protections of the 1940 Act with respect to such Underlying Funds.

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